                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                       GILEAD SCIENCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                             GILEAD SCIENCES, INC.
                               333 LAKESIDE DRIVE
                         FOSTER CITY, CALIFORNIA 94404

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 27, 1998

TO THE STOCKHOLDERS OF GILEAD SCIENCES, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gilead Sciences, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 27, 1998 at 10:00 a.m., local time, at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are elected.

    2. To approve the Company's 1991 Stock Option Plan, as amended, to (i) increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 800,000 shares, (ii) prohibit repricing of outstanding options without the consent of the stockholders, and (iii) prohibit the grant of any option at an exercise price less than fair market value of the Company's Common Stock on the date of grant.

    3. To approve the Company's Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 500,000 shares.

    4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on April 15, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Mark L. Perry

                                          Mark L. Perry
                                          SECRETARY

Foster City, California
April 17, 1998

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES. ADDITIONALLY, IN ORDER TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             GILEAD SCIENCES, INC.
                               333 LAKESIDE DRIVE
                         FOSTER CITY, CALIFORNIA 94404
                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Gilead Sciences, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Wednesday, May 27, 1998 at 10:00 a.m. (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held on such date at the Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other employees of the Company or, at the Company's request, by D.F. King & Co., a professional proxy solicitor. No additional compensation will be paid to directors, officers or other employees for such services, but D.F. King & Co. will be paid its customary fee, estimated to be $3,500, for its solicitation services.

    The Company intends to mail this Proxy Statement and the accompanying proxy card on or about April 20, 1998 to all stockholders entitled to vote at the Annual Meeting.

STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than November 15, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock and of Series B Preferred Stock at the close of business on April 15, 1998 will be entitled to notice of and to vote at the Annual Meeting. Other than the Series B Preferred Stock, no other shares of Preferred Stock are outstanding. At the close of business on April 15, 1998 the Company had outstanding and entitled to vote 30,197,125 shares of Common Stock, and 1,133,786 shares of Series B Preferred Stock held by Pharmacia & Upjohn S.A., for a total of 31,330,911 shares entitled to vote at the Annual Meeting.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Each holder of record of Series B Preferred Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. The Common Stock and the Series B Preferred Stock will vote together as a single class. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a particular matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 333 Lakeside Drive, Foster City, California 94404, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    There are six nominees for the seven Board positions presently authorized by resolution of the Board of Directors. Michael L. Riordan, the founder of the Company and a director since inception, is retiring from the Board and will not be standing for election at the Annual Meeting. The Board has not yet elected a replacement to fill the vacancy caused by Dr. Riordan's retirement. On the occasion of Dr. Riordan's retirement, the Board expresses its deep appreciation for the leadership and vision provided by Dr. Riordan in building the Company since its inception in 1987.

    Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company. Messrs. Davignon, Denny, Martin, Moore, Rumsfeld and Shultz were elected by the stockholders.

    Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

    Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

    The names of the nominees in alphabetical order, and certain information about them as of April 15, 1998, are set forth below:

NAME                                                 AGE            POSITION WITH THE COMPANY/PRINCIPAL OCCUPATION
-----------------------------------------------      ---      ----------------------------------------------------------
Etienne F. Davignon............................          65   Chairman, Societe Generale de Belgique
James M. Denny, Sr.(1)(2)......................          65   Managing Director, William Blair Capital Partners V
John C. Martin.................................          46   President and Chief Executive Officer
Gordon E. Moore(1)(2)..........................          69   Chairman Emeritus, Intel Corporation
Donald H. Rumsfeld(1)(2).......................          65   Chairman of the Board of Directors
George P. Shultz(2)............................          77   Distinguished Fellow, Hoover Institution, Stanford
                                                                University

------------------------

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

    Mr. Davignon joined Gilead's Board of Directors in September 1990. He has served as the Chairman of Societe Generale de Belgique, a diversified financial and industrial company, since 1985. Mr. Davignon served as the European Community's Commissioner for Industry and International Markets from 1977 to

1981, and as the EC's Vice President for Research, Industry and Energy Policies from 1981 to 1984. Mr. Davignon is a director of Fiat S.A., Compagnie de Suez, Minorco S.A. and a number of other European companies.

    Mr. Denny joined Gilead's Board of Directors in January 1996. Mr. Denny is a Managing Director of William Blair Capital Partners V, a private equity fund. Mr. Denny is a retired Vice Chairman of Sears, Roebuck & Co. As Vice Chairman, he had responsibility for Allstate Insurance Corporation, Coldwell Banker Real Estate Group and the corporate financial organization. Previously, he served as Executive Vice President and Chief Financial and Planning Officer of G.D. Searle & Co., as well as Chairman of Pearle Health Services, Inc., a Searle-affiliated company. He is a director of Allstate Corporation, Astra A.B., GATX Corporation and ChoicePoint, Inc. and is the Chairman of Northwestern Memorial Hospital.

    Dr. Martin is the Company's President and Chief Executive Officer. Dr. Martin joined the Company in October 1990 as Vice President for Research and Development, was appointed Chief Operating Officer in October 1995, and was appointed President and Chief Executive Officer and elected to the Board of Directors in April 1996. From 1984 to 1990 he was employed at Bristol-Myers Squibb, a pharmaceutical company, where he was Director of Antiviral Chemistry. Dr. Martin was employed at Syntex Corporation, a pharmaceutical company, from 1978 to 1984. Dr. Martin is the co-inventor of ganciclovir, a pharmaceutical now used for treatment of cytomegalovirus infection. In 1990, he received the Isbell Award of the American Chemical Society for his applications of carbohydrate chemistry to the design of medicinally active nucleosides and nucleotides. Dr. Martin received his Ph.D. in organic chemistry from the University of Chicago.

    Dr. Moore joined Gilead's Board of Directors in January 1996, and served as a member of the Company's Business Advisory Board from July 1991 until January 1996. Dr. Moore is a co-founder and Chairman Emeritus of Intel Corporation, where he previously served as Chairman, President and Chief Executive Officer. He also served as Director of Research and Development for the Fairchild Semiconductor Division of Fairchild Camera and Instrument Corporation. Dr. Moore is a director of Varian Associates and Transamerica Corporation and is Chairman of the Board of Trustees at the California Institute of Technology. He received the National Medal of Technology in 1990.

    Mr. Rumsfeld joined Gilead's Board of Directors in July 1988 and was elected Chairman of the Board in January 1997. Mr. Rumsfeld has been in private business since August 1993. He served as the Chairman and Chief Executive Officer of General Instrument Corporation, a diversified electronics company, from 1990 to 1993, and was Chief Executive Officer of G.D. Searle & Co., a pharmaceutical company, from 1977 to 1985. Prior to joining General Instrument Corporation, Mr. Rumsfeld served as an advisor on international relations, public policy and national security to a number of private sector organizations. Mr. Rumsfeld formerly served as Presidential Envoy to the Middle East, U.S. Secretary of Defense, White House Chief of Staff, U.S. Ambassador to NATO and a U.S. Congressman. Mr. Rumsfeld is a director of ABB AB, Gulfstream Aerospace Corp., Kellogg Company and Tribune Company.

    Dr. Shultz joined Gilead's Board of Directors in January 1996. Dr. Shultz currently serves as Distinguished Fellow at the Hoover Institution and as a director of the Bechtel Group, Inc., AirTouch Communications and Gulfstream Aerospace Corporation. Dr. Shultz served as U.S. Secretary of State from 1982 to 1989 and earlier served as Secretary of Labor, Director of the Office of Management and Budget and Secretary of the Treasury. Previously, he served as Dean of the Graduate School of Business at the University of Chicago and as President of the Bechtel Group, Inc. In 1989, Dr. Shultz was awarded the Medal of Freedom, the nation's highest civilian honor.

BOARD COMMITTEES AND MEETINGS

    During 1997 the Board of Directors held four meetings. The Board has an Audit Committee and a Compensation Committee.

    The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the auditors' comments as to controls, adequacy of staff, and management performance and procedures in connection with audit and financial controls. The Audit Committee, which during 1997 was composed of Messrs. Denny (Chairman), Moore, Rumsfeld and Shultz, met four times during such period.

    The Compensation Committee makes recommendations and, with respect to executive officers, determinations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which during 1997 was composed of Messrs. Denny, Moore (Chairman) and Rumsfeld, met one time during such period.

    During 1997, each director, with the exception of Mr. Davignon, attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. Mr. Davignon attended 50% of such meetings held during the period.

EXECUTIVE OFFICERS

    The names of the Company's executive officers who are not also directors of the Company and certain information about each of them are set forth below:

    Jeffrey W. Bird, age 37, is the Company's Senior Vice President, Business Operations. Dr. Bird joined the Company in September 1988 and worked as Director of Scientific Programs and Research Scientist until March 1990. After completing his medical degree, he returned to Gilead in December 1991 as Director of Corporate Development, became Vice President of Corporate Development in March 1995 and was appointed Senior Vice President, Business Operations in January 1998, at which time he became an executive officer. Dr. Bird received his M.D. and Ph.D. degrees at Stanford University Medical School.

    Norbert W. Bischofberger, age 42, is the Company's Senior Vice President, Research. Dr. Bischofberger joined Gilead in 1990 as Director of Organic Chemistry, became Vice President of Organic Chemistry in March 1993 and was named Vice President of Research in August 1995. Dr. Bischofberger was appointed Senior Vice President, Research in January 1998, at which time he became an executive officer. Prior to joining Gilead, Dr. Bischofberger worked in research at Genentech, Inc. from 1986 to 1990, most recently as Manager of DNA Synthesis. He received his B.S. in chemistry at the University of Innsbruck in Austria, and his Ph.D. in Organic Chemistry at the Eidgennossische Technische Hochschule
(ETH) in Zurich, Switzerland.

    Howard S. Jaffe, age 40, is the Company's Senior Vice President, Drug Development. Dr. Jaffe joined the Company in December 1991 as Vice President, Clinical Affairs, became Vice President and Chief Medical Officer in March 1995 and became Senior Vice President, Drug Development in August 1996. Dr. Jaffe is an assistant clinical professor and attending physician at the University of California, San Francisco. From 1986 until joining the Company, he was employed by Genentech, Inc., most recently as Director of Clinical Research and Cytokine Project Team Leader. Dr. Jaffe received his M.D. from the Yale University School of Medicine and performed his residency and fellowship training at the University of California, San Francisco.

    Mark L. Perry, age 42, is the Company's Senior Vice President, Chief Financial Officer and General Counsel. Mr. Perry joined the Company in July 1994 as its Vice President and General Counsel and became Chief Financial Officer in May 1996. Mr. Perry was appointed Senior Vice President, Chief Financial Officer and General Counsel in January 1998. He has also served as Corporate Secretary since May 1994. From 1981 to 1994, Mr. Perry was with Cooley Godward LLP in San Francisco and Palo Alto,

California. Cooley Godward serves as the Company's primary outside counsel. Mr. Perry was an associate with Cooley Godward from 1981 to 1987, and a partner from 1987 to 1994. Mr. Perry received his J.D. from the University of California, Davis and is a member of the California bar.

                                   PROPOSAL 2
          APPROVAL OF THE AMENDED AND RESTATED 1991 STOCK OPTION PLAN

    In November 1991 the Board of Directors ("Board") adopted, and the stockholders subsequently approved, the Company's 1991 Stock Option Plan (the "1991 Option Plan"). In January 1998, the Board adopted an amendment and restatement of the 1991 Option Plan (the "Restated 1991 Option Plan") and reserved an additional 800,000 shares of Common Stock for issuance under the Restated 1991 Option Plan, bringing the total shares authorized for issuance thereunder to 6,500,000. The Board adopted this amendment to ensure that the Company, as it grows, can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee. In the past, the Board has increased shares available under the 1991 Option Plan every two or three years. Beginning with the January 1998 increase of 800,000 shares, the Board will be increasing the shares available under the Restated 1991 Option Plan on an annual basis, in smaller amounts approximating the number of shares required for the options the Company anticipates granting over the next year.

    In response to concerns raised by several stockholders in 1996 when the 1991 Plan was last amended, the Board also included two provisions in the Restated 1991 Option Plan designed to limit the Board's future flexibility with respect to options. First, the Restated 1991 Option Plan now prohibits repricing of outstanding options without the consent of the stockholders. Although the Company has never repriced its options, the flexibility to do so under the previous 1991 Option Plan was of concern to some stockholders. Second, the Restated 1991 Option Plan now prohibits the grant of any option at an exercise price less than fair market value of the Company's Common Stock on the date of grant. The Board had previously approved the grant of nonstatutory options with exercise prices less than fair market value as part of the recruitment package for a small number of employees, most recently in 1995.

    As of February 27, 1998, options (net of canceled or expired options) covering an aggregate of 3,641,623 shares of the Common Stock had been granted under the Restated 1991 Option Plan, and 1,628,970 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the Restated 1991 Option Plan, after giving the effect to the January 1998 amendment. During 1997, under the 1991 Option Plan, the Company granted to all current executive officers as a group options to purchase 235,000 shares at an exercise price $26.125 per share, and to all employees (excluding executive officers) as a group options to purchase 626,300 shares at exercise prices ranging from $22.125 to $42.875 per share. During 1997, no options were granted under the 1991 Option Plan to current directors who are not officers. For information regarding stock option grants, see "Executive Compensation--Stock Option Grants and Exercises."

    Stockholders are requested in this Proposal to approve the amendment and restatement of the 1991 Option Plan as the Restated 1991 Option Plan in the form attached to hereto as Exhibit A and to reserve for issuance an additional 800,000 shares. If the stockholders fail to approve this Proposal, the 1991 Option Plan will continue in the form prior to the amendment and restatement.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Restated 1991 Option Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the Option Plan are outlined below:

GENERAL

    The Restated 1991 Option Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options to consultants, employees, and directors. Incentive stock options granted under the Restated 1991 Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Restated 1991 Option Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the options included in the Restated 1991 Option Plan.

PURPOSE

    The Restated 1991 Option Plan was adopted to provide a means by which selected directors and employees of, and consultants to, the Company and its affiliates could be given an opportunity to receive stock in the Company, to secure and retain the services of persons capable of filling such positions, to assist in retaining the services of employees holding key positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

ADMINISTRATION

    The Restated 1991 Option Plan is administered by the Board unless and until the Board delegates administration to a committee composed of one or more Board members, all of the members of which committee may be non-employee directors and also may be outside directors. The Board has delegated administration of the Restated 1991 Option Plan to the Compensation Committee of the Board. As used herein with respect to the Restated 1991 Option Plan, the Board refers to the Compensation Committee as well as to the Board. The Compensation Committee has, in connection with the administration of the Restated 1991 Option Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Restated 1991 Option Plan, as may be adopted from time to time by the Board. The Board or the committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or who are either (i) not then employees covered by Section 162(m) of the Code and are not expected to be covered by Section 162(m) of the Code at the time of recognition of income resulting from such option, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code. The Board may abolish such committee at any time and revest in the Board the administration of the Restated 1991 Option Plan.

    The Board has the power to construe and interpret the Restated 1991 Option Plan and, subject to the provisions of the Restated 1991 Option Plan, to determine the persons to whom and the dates on which options will be granted, what type of option will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

SHARES SUBJECT TO THE RESTATED 1991 OPTION PLAN

    The Common Stock that may be sold pursuant to options under the Restated 1991 Option Plan shall not exceed in the aggregate 6,500,000 shares of the Company's Common Stock. If any option expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such option will revert to and again become available for issuance under the Restated 1991 Option Plan. The Common Stock subject to the Restated 1991 Option Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

    Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, directors or consultants. As of February 27, 1998, approximately 290 employees were eligible to participate in the Restated 1991 Option Plan.

    No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least 110% of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. No person is eligible to be granted options covering more than 500,000 shares of the Company's Common Stock in any calendar year.

TERM AND TERMINATION

    No option is exercisable after the expiration of 10 years from the date it was granted.

    In the event an optionee's continuous service to the Company or its affiliates is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date 90 days after the termination of the optionee's continuous service or (ii) the expiration of the term of the option as set forth in the option agreement.

    In the event an optionee's continuous service to the Company or its affiliates terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) 12 months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement.

EXERCISE PRICE

    The exercise price of each incentive stock option and each nonstatutory stock option granted under the Restated 1991 Option Plan will not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. As of April 15, 1998, the closing price for the Company's Common Stock as reported by the Nasdaq Stock Market was $42.875. The Company is prohibited from repricing outstanding options granted under the Restated 1991 Option Plan without the consent of the Company's stockholders.

CONSIDERATION

    The purchase price of stock acquired pursuant to an option is paid either in cash at the time of exercise or purchase, or (if determined by the Board at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Board, including by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be compounded at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

TRANSFERABILITY

    An incentive stock option is not transferable except by will or by the laws of descent and distribution, and is exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option generally will not be transferable except by will or by the laws of descent and distribution. In addition, an optionee may designate a beneficiary who may exercise his or her option after death.

VESTING

    The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

ADJUSTMENTS UPON CHANGES IN STOCK

    If any change is made in the Common Stock subject to the Restated 1991 Option Plan, or subject to any option, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the class(es) and maximum number of shares subject to the Restated 1991 Option Plan, the maximum annual grant of shares under the Restated 1991 Option Plan and the class(es) and number of shares and price per share of stock subject to outstanding options will be appropriately adjusted.

    In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then, in the discretion of the Board and to the extent permitted by applicable law, either (i) the surviving corporation will assume outstanding options or will substitute similar options for those outstanding under the Restated 1991 Option Plan, (ii) the time during which such options may be exercised will be accelerated and the options terminated if not exercised prior to such event or
(iii) the options will continue in full force and effect.

AMENDMENT OF THE RESTATED 1991 OPTION PLAN

    The Board at any time, and from time to time, may amend the Restated 1991 Option Plan. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where the amendment will increase the number of shares reserved for issuance under the Restated 1991 Option Plan, modify the requirements as to eligibility for participation or in any other way if such modification requires stockholder approval in order for the Restated 1991 Option Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any securities exchange requirements. The Board may in its sole discretion submit any other amendment to the Restated 1991 Option Plan for stockholder approval.

TERMINATION OR SUSPENSION OF THE RESTATED 1991 OPTION PLAN

    The Board may suspend or terminate the Restated 1991 Option Plan at any time. Unless sooner terminated, the Restated 1991 Option Plan will terminate on October 31, 2001. No options may be granted under the Restated 1991 Option Plan while the Restated 1991 Option Plan is suspended or after it is terminated.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Restated 1991 Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the Restated 1991 Option Plan generally have the following federal income tax consequences:

    There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to options granted in the future under the Restated 1991 Option Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under

Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                                   PROPOSAL 3
       APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

    In November 1991 the Board adopted, and the stockholders subsequently approved, the Company's Employee Stock Purchase Plan (the "Initial Purchase Plan"). In January 1998 the Board adopted an amendment and restatement of the Initial Purchase Plan (the "Restated Purchase Plan") and reserved an additional 500,000 shares of Common Stock for issuance under the Purchase Plan, bringing the total shares authorized for issuance thereunder to 1,250,000. This amendment will allow the Company to continue to provide its growing employee base with the ability to purchase stock at levels the Board believes appropriate. As of February 27, 1998, 694,167 shares of the Company's Common Stock had been purchased under the Initial Purchase Plan. During 1997, 1,020 shares were purchased under the Initial Purchase Plan by each of the Company's executive officers, Dr. Martin, Dr. Bird, Dr. Bischofberger, Dr. Jaffe and Mr. Perry, for a total of 5,100 shares, at a price of $20.825 per share.

    Stockholders are requested in this Proposal to approve the amendment and restatement of the Initial Purchase Plan as the Restated Purchase Plan in the form attached to hereto as Exhibit B and to reserve for issuance an additional 500,000 shares. If the stockholders fail to approve this Proposal, the Initial Purchase Plan will continue in the form prior to the amendment and restatement.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Restated Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

    The essential features of the Restated Purchase Plan are outlined below.

PURPOSE

    The purpose of the Restated Purchase Plan is (i) to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the Restated Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, and (ii) to assist the Company in (a) securing the services of new employees,
(b) retaining the services of existing employees, and (c) providing incentives for such persons to exert maximum efforts for the success of the Company. The rights to purchase Common Stock granted under the Restated Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

    The Restated Purchase Plan is administered by the Board, which has the final power to construe and interpret the Restated Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Restated Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any affiliate (defined in the Restated Purchase Plan to mean any parent or subsidiary of the Company) shall be eligible to participate in the Restated Purchase Plan. The Board has the power to delegate administration of the Restated Purchase Plan to a committee of two or more Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Restated Purchase Plan. As used herein with respect to the Restated Purchase Plan, the "Board" refers to such committee as well as to the Board itself.

OFFERINGS

    The Restated Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Such offerings have a duration not exceeding 27 months and may contain multiple purchase periods.

SHARES SUBJECT TO THE PURCHASE PLAN

    An aggregate of 1,250,000 shares of Common Stock is authorized for issuance under the Restated Purchase Plan, after giving effect to the January 1998 amendment. If rights granted under the Restated Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Restated Purchase Plan.

ELIGIBILITY

    Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any affiliate designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Restated Purchase Plan, provided such employee has been in the continuous employ of the Company for such period of time preceding the first day of the offering period as determined by the Board, which period must be in all cases less than two years. If, during the course of an offering, an employee satisfies the foregoing eligibility requirements, the Board may provide that such employee may participate in that offering.

    Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Restated Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year. As of February 27, 1998, approximately 290 employees were eligible to participate in the Restated Purchase Plan.

PARTICIPATION IN THE PLAN

    An eligible employee becomes a participant in the Restated Purchase Plan by delivering to the Company, in the time set forth in the offering, an agreement authorizing payroll deductions of up to 15% (or such lower percentage as the Board may determine for a particular offering) of such employee's base compensation during the offering.

PURCHASE PRICE

    The purchase price per share at which shares are sold in an offering under the Restated Purchase Plan cannot be less than the lower of (i) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the date of purchase.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions over the purchase period. A participant may increase, reduce, or commence such payroll deductions after the beginning of any purchase period only as provided for in the offering. All payroll deductions made for a participant are credited to his or her account under the Restated Purchase Plan and deposited with the general funds of the Company. A participant may make additional payments into such account only if specifically provided for in the offering, and only if the participant has not had the maximum allowable amount withheld during the offering.

PURCHASE OF STOCK

    By executing an agreement to participate, an employee is entitled to purchase shares under the Restated Purchase Plan. In connection with offerings made under the Restated Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering were to exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

    While each participant in the Restated Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by delivering to the Company a notice of withdrawal from the Restated Purchase Plan, which will terminate his or her payroll deductions. Such withdrawal may be elected at any time prior to the end of the applicable purchase period or as specified in the offering.

    Upon any withdrawal from an offering by the employee, at the election of such employee the Company will distribute to the employee his or her accumulated payroll deductions without interest, and such employee's interest in the offering will be automatically terminated. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Restated Purchase Plan.

TERMINATION OF EMPLOYMENT

    Rights granted pursuant to any offering under the Restated Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to the employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the offering, without interest unless the terms of the offering specifically so provide.

RESTRICTIONS ON TRANSFER

    Rights granted under the Restated Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Restated Purchase Plan at any time. Unless terminated earlier, the Restated Purchase Plan will terminate on November 14, 2001.

    The Board may amend the Restated Purchase Plan at any time. Any amendment of the Restated Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board to the extent such amendment requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 under the Exchange Act or any securities exchange listing requirements.

    Rights granted before amendment or termination of the Restated Purchase Plan will not be altered or impaired by any amendment or termination of the Restated Purchase Plan without consent of the person to whom such rights were granted.

ADJUSTMENTS UPON CHANGES IN STOCK

    In the event of a dissolution, liquidation or specified type of merger of the Company, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those outstanding under the Restated Purchase Plan, (ii) such rights may continue in full force and effect or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing offering terminated.

FEDERAL INCOME TAX INFORMATION

    Rights granted under the Restated Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

    A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. No other income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares. However, the Company may be required to withhold for FICA purposes upon the purchase of shares under the Restated Purchase Plan.

    If the stock purchased in an offering is sold (or otherwise disposed of) more than two years after the beginning of the offering and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price and (ii) the excess of the fair market value of the stock as of the beginning of the offering over the purchase price (determined as of the beginning of the offering) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term or mid-term capital gain or loss depending on how long the stock has been held.

    If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long-term, mid-term or short-term depending on how long the stock has been held.

    There are no federal income tax consequences to the Company by reason of the grant or exercise of rights (i.e., purchase of stock) under the Restated Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant by reason of a disposition before the expiration of the holding periods described above (subject to the requirement of reasonableness and a tax reporting obligation). However, the Internal Revenue Service may require the Company to withhold at the time of disqualifying disposition in order to take a compensation deduction.

                                   PROPOSAL 4
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 1998 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 1987. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 27, 1998 by: (i) each current director and nominee for director; (ii) each Named Executive Officer (as defined below); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock and Series B Preferred Stock on a combined basis.

                                                                                            BENEFICIAL OWNERSHIP(1)
                                                                                            -----------------------
                                                                                            NUMBER OF   PERCENT OF
BENEFICIAL OWNER                                                                              SHARES       TOTAL
------------------------------------------------------------------------------------------  ----------  -----------
The Capital Group Companies, Inc.(2)......................................................   3,593,000       11.5%
333 South Hope Street
Los Angeles, CA 90071

Putnam Investments, Inc.(3)...............................................................   3,384,445       10.8%
One Post Office Square
Boston, MA 02109

Michael L. Riordan(4).....................................................................     631,368        2.0%

John C. Martin(5).........................................................................     315,035        1.0%

Donald H. Rumsfeld(6).....................................................................     166,082       *

Howard S. Jaffe(7)........................................................................     109,928       *

Norbert W. Bischofberger(8)...............................................................      87,533       *

Mark L. Perry(9)..........................................................................      67,904       *

Jeffrey W. Bird(10).......................................................................      61,755       *

Etienne F. Davignon(11)...................................................................      46,080       *

James M. Denny, Sr.(12)...................................................................      43,475       *

Gordon E. Moore(13).......................................................................      38,081       *

George P. Shultz(14)......................................................................      23,500       *

All executive officers and directors as a group (11 persons)(15)..........................   1,590,741        5.0%

------------------------

*   Less than one percent

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC" or the "Commission"). Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 30,131,484 shares of the Company's Common Stock and 1,133,786 shares of Series B Preferred Stock outstanding on February 27, 1998, for a total of 31,265,270 outstanding shares, adjusted as required by rules promulgated by the SEC.

(2) Based on a Schedule 13G filed with the Commission on February 10, 1998. The Capital Group Companies, Inc. is the parent holding company of a group of investment management companies that are considered "beneficial owners" in the aggregate of 3,593,000 shares of the Company's Common

    Stock. These investment companies, together with The Capital Group Companies, Inc., have sole voting power with respect to 1,495,200 shares.

(3) Based on a Schedule 13G filed with the Commission on January 16, 1998. Certain Putnam investment managers (together with their parent corporations, Putnam Investments, Inc. and Marsh & McLennan Companies, Inc.), are considered "beneficial owners" in the aggregate of 3,384,445 shares of the Company's Common Stock, which shares were acquired for investment purposes by such investment managers for certain of their advisory clients. These investment managers, together with Putnam Investments, Inc., have shared voting power with respect to 89,200 shares and shared dispositive power with respect to 3,384,445 shares.

(4) Includes 119,996 shares subject to stock options exercisable within 60 days.

(5) Includes 290,490 shares subject to stock options exercisable within 60 days.

(6) Includes 51,863 shares held in a grantor annuity trust for which Mr. Rumsfeld is the donor and trustee and 21,850 shares subject to stock options exercisable within 60 days.

(7) Includes 26,528 shares held in trust for which Dr. Jaffe and his wife are trustees and 83,400 shares subject to stock options exercisable within 60 days.

(8) Includes 10,534 shares held in trust for which Dr. Bischofberger and his wife are trustees and 74,999 shares subject to stock options exercisable within 60 days.

(9) Includes 65,000 shares subject to stock options exercisable within 60 days.

(10) Includes 61,329 shares subject to stock options exercisable within 60 days.

(11) Includes 46,080 shares subject to stock options exercisable within 60 days.

(12) Includes 19,998 shares held by a partnership in which Mr. Denny is a managing partner, to which Mr. Denny disclaims beneficial ownership. Also includes 3,713 shares held by Mr. Denny's wife and 16,050 shares subject to stock options exercisable within 60 days.

(13) Includes 21,416 shares subject to stock options exercisable within 60 days.

(14) Includes 13,500 shares subject to stock options exercisable within 60 days

(15) Includes 814,110 shares subject to stock options exercisable within 60 days. See notes (4) through (14) above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

    Each Non-Employee Director of the Company receives a fee of $1,000 for each meeting attended. In the twelve months ended December 31, 1997, the total compensation paid to current Non-Employee Directors was $20,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

    Each Non-Employee Director of the Company also receives stock option grants under the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides for non-discretionary grants of nonstatutory stock options to Non-Employee Directors of the Company, on an automatic basis pursuant to a pre-approved schedule. Options granted under the Directors' Plan are at prices not less than fair market value on the date of grant, become exercisable over a period of five years in equal quarterly installments at the rate of 5% per quarter and expire after ten years. Such vesting is conditioned upon continuous service as a Non-Employee Director of or consultant to the Company. The exercise price of options granted must be paid in cash or shares of Common Stock of the Company at the time the option is exercised.

    Each Non-Employee Director was granted as of January 2, 1996, or will be granted on the date he or she is first elected to be a Non-Employee Director, an option to purchase 25,000 shares of Common Stock of the Company (the "Initial Grant"). Thereafter, on each anniversary date of a Non-Employee Director's Initial Grant, such Non-Employee Director shall automatically be granted an option to purchase 5,000 shares of Common Stock of the Company (the "Annual Grant"). A Non-Employee Director who is also the Chairperson of the Board shall be granted an option to purchase an additional 20,000 shares of Common Stock of the Company at the time of his or her Initial Grant or later election as Chairperson, and an additional 4,000 shares of Common Stock of the Company at the time of his or her Annual Grant. Each Non-Employee Director who also serves on a standing committee of the Board shall automatically be granted an option to purchase an additional 1,000 shares of Common Stock of the Company at the time of his or her Initial Grant, and an additional 1,000 shares of Common Stock of the Company at the time of his or her Annual Grant, for each such committee. Each Non-Employee Director who serves on a standing committee and who is also the Chairperson of that committee shall automatically be granted an option to purchase an additional 2,000 shares of Common Stock of the Company at the time of his or her Annual Grant. No other options may be granted under the Directors' Plan.

    During 1997, the Company granted options covering 62,000 shares (net of cancellations) to its current Non-Employee Directors, at a weighted average exercise price of $25.04 per share. Each option granted had an exercise price equal to fair market value on the date of grant.

    As of February 27, 1998, options to purchase a total of 239,000 shares of Common Stock were outstanding under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION

    The following table shows, for the years ended December 31, 1997 and 1996, and for the nine months ended December 31, 1995, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer, its two other executive officers at December 31, 1997 and two other individuals who were named as executive officers in January 1998 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                    ANNUAL COMPENSATION
                                                                         -----------------------------------------
                                                                                                     SECURITIES
                                                                            SALARY                   UNDERLYING
NAME AND PRINCIPAL POSITION                       FISCAL YEAR ENDED(1)      ($)(2)     BONUS ($)   OPTIONS (#)(3)
-----------------------------------------------  ----------------------  ------------  ----------  ---------------
John C. Martin(4)                                December 31, 1997        $  326,667   $  150,000        75,000
President and Chief Executive Officer            December 31, 1996        $  298,333   $  110,000        75,000
                                                 December 31, 1995        $  200,650   $   43,000        75,000

Jeffrey W. Bird(5)                               December 31, 1997        $  187,917   $  100,000        40,000
Vice President, Corporate Development            December 31, 1996        $  150,417   $   30,000        20,000
                                                 December 31, 1995        $  101,667   $   15,000        20,000

Norbert W. Bischofberger(6)                      December 31, 1997        $  199,583   $   75,000        40,000
Vice President, Research                         December 31, 1996        $  179,167   $   50,000        30,000
                                                 December 31, 1995        $  118,750   $   25,000        15,000

Howard S. Jaffe(7)                               December 31, 1997        $  269,167   $  100,000        40,000
Senior Vice President, Drug Development          December 31, 1996        $  250,417   $  100,000        65,000
                                                 December 31, 1995        $  173,333   $   50,000        33,000

Mark L. Perry(8)                                 December 31, 1997        $  244,458   $   75,000        40,000
Vice President, Chief Financial Officer and      December 31, 1996        $  238,000   $   60,000        20,000
General Counsel                                  December 31, 1995        $  172,575   $   15,000        15,000

------------------------

(1) In October 1995, the Company changed its fiscal year end from March 31 to December 31 effective with the nine months ended December 31, 1995. Compensation data presented at December 31, 1995 includes such data for the nine-month period ended December 31, 1995.

(2) Includes amounts earned but deferred at the election of the Named Executive Officer pursuant to the Company's 401(k) employee savings and retirement plan. To date, the Company has not made any matching contributions under such plan.

(3) The Company has not granted any stock appreciation rights, has not made any long-term incentive plan awards and did not make any restricted stock grants to the Named Executive Officers during the periods covered.

(4) Dr. Martin was elected as President and Chief Executive Officer and a member of the Board of Directors in April 1996. Prior to that he served as Chief Operating Officer.

(5) Dr. Bird has served as Vice President, Corporate Development since March 1995. He was named Senior Vice President, Business Operations, an executive officer of the Company, in January 1998.

(6) Dr. Bischofberger has served as Vice President, Research since August 1995. He was named Senior Vice President, Research, an executive officer of the Company, in January 1998.

(7) Dr. Jaffe was named Senior Vice President, Drug Development, an executive officer of the Company, in July 1996. Prior to that he served as Vice President and Chief Medical Officer.

(8) Mr. Perry has served as Vice President, Chief Financial Officer and General Counsel since May 1996, and has been an executive officer of the Company since July 1994. He was named Senior Vice President, Chief Financial Officer and General Counsel in January 1998.

STOCK OPTION GRANTS AND EXERCISES

    As of February 27, 1998 options to purchase a total of 3,641,623 shares of Common Stock had been granted and remained outstanding under the 1991 Stock Option Plan (the "1991 Plan"), and options to purchase 1,628,970 shares of Common Stock remained available for grant thereunder. In addition, as of such date, options to purchase a total of 337,018 shares of Common Stock were outstanding under the Company's 1987 Incentive Stock Option Plan and 1987 Supplemental Stock Option Plan and pursuant to certain option grants made outside of the Company's option plans.

    The Company grants both incentive stock options and nonstatutory stock options to its executive officers under the 1991 Plan. The following tables show, for the twelve months ended December 31, 1997 (the "last fiscal year"), certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS
                                   ------------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                      NUMBER OF                                                  AT ASSUMED ANNUAL RATES OF
                                     SECURITIES     % OF TOTAL OPTIONS   EXERCISE                 STOCK PRICE APPRECIATION
                                     UNDERLYING         GRANTED TO        OR BASE                    FOR OPTION TERM(3)
                                   OPTIONS GRANTED  EMPLOYEES IN FISCAL    PRICE    EXPIRATION   --------------------------
NAME                                   (#)(1)             YEAR(2)         ($/SH.)      DATE         5% ($)       10% ($)
---------------------------------  ---------------  -------------------  ---------  -----------  ------------  ------------
John C. Martin...................        75,000               8.71%      $  26.125    07/16/07   $  1,232,251  $  3,122,656
Jeffrey W. Bird..................        40,000               4.64%      $  26.125    07/16/07   $    657,201  $  1,665,417
Norbert W. Bischofberger.........        40,000               4.64%      $  26.125    07/16/07   $    657,201  $  1,665,417
Howard S. Jaffe..................        40,000               4.64%      $  26.125    07/16/07   $    657,201  $  1,665,417
Mark L. Perry....................        40,000               4.64%      $  26.125    07/16/07   $    657,201  $  1,665,417

------------------------

(1) The terms of such options, which include both incentive and nonstatutory stock options, are consistent with those of options granted to other employees under the Company's 1991 Plan. The options vest at the rate of 20% per year during the optionee's employment. Subject to certain exceptions, the maximum term of options granted under the 1991 Plan is ten years.

(2) Based on options to purchase 861,300 shares of Common Stock granted to employees, including executive officers, for the twelve months ended December 31, 1997.

(3) The potential realizable value is based on the term of the option at the date of the grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in this table, or that any gains, will be achieved.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                         NUMBER OF
                                                                        SECURITIES
                                                                        UNDERLYING
                                                                        UNEXERCISED       VALUE OF UNEXERCISED
                                                                        OPTIONS AT      IN-THE-MONEY OPTIONS AT
                                                                       12/31/97 (#)           12/31/97 ($)
                                                          VALUE      -----------------  ------------------------
                                     SHARES ACQUIRED    REALIZED       EXERCISABLE/           EXERCISABLE/
NAME                                 ON EXERCISE (#)     ($)(1)      UNEXERCISABLE(2)       UNEXERCISABLE(3)
-----------------------------------  ---------------  -------------  -----------------  ------------------------
John C. Martin.....................        67,000      $ 1,972,188     244,491/211,999  $   6,122,401/$3,080,988
Jeffery W. Bird....................            --               --       54,329/76,200  $   1,647,444/$1,336,850
Norbert W. Bischofberger...........        22,797      $   643,608       65,600/85,599  $   1,524,210/$1,561,763
Howard S. Jaffe....................        50,492      $ 1,546,049      74,800/141,200  $   1,717,400/$2,758,100
Mark L. Perry......................            --               --       58,000/97,000  $   1,694,500/$1,809,250

------------------------

(1) Represents the fair market value of the Company's Common Stock on the date of exercise (based on the closing sales price reported on the Nasdaq National Market or the actual sales price if the shares were sold by the optionee) less the exercise price, and does not necessarily indicate that the shares were sold by the optionee.

(2) Includes both in-the-money and out-of-the-money options.

(3) Fair market value of the Company's Common Stock at December 31, 1997 ($38.25, based on the closing sales price reported on the Nasdaq National Market), less the exercise price.

                        COMPENSATION COMMITTEE REPORT(1)

    During the twelve months ended December 31, 1997, the Compensation Committee of the Board of Directors (the "Committee") consisted of Gordon E. Moore (Chairman), James M. Denny, Sr. and Donald H. Rumsfeld. None of the Committee members is an officer or an employee of the Company. The Committee is responsible for making recommendations and taking actions concerning salaries and incentive compensation of officers and employees of the Company, including the award of stock options under the Company's stock option plans. In particular, the Committee evaluates the performance of management and determines the compensation of the Chief Executive Officer and other executive officers on an annual basis. The Chief Executive Officer is not present during the discussion of his compensation.

    The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that reward individual contributions as well as corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides executive officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's Common Stock through the grant of stock options, subject to vesting restrictions.

    Compensation for each of the Company's executive officers generally consists of three elements: cash salary, a cash bonus and stock option grants with exercise prices set at fair market value at the time of grant. Base salaries and cash bonuses are determined annually, based on the achievement of corporate and individual goals set by the Board and the Company's Chief Executive Officer, as well as the financial condition and prospects for the Company. Long-term equity incentives are granted to executive officers from time to time on a discretionary basis. Total compensation paid by the Company to its executive officers is designed to be competitive with compensation packages paid to the management of comparable companies in the biopharmaceutical industry. As in previous years, in making its compensation decisions the Committee took into consideration executive compensation information from other biopharmaceutical companies, including industry surveys, publicly available information and reports from compensation consulting firms. The information reviewed by the Committee is not necessarily from the same group of companies that are included in the market indices in the graph included under "Performance Measurement Comparison" in this Proxy Statement.

    Many traditional measures of corporate performance, such as earnings per share or sales growth, are less important in reviewing performance of executives in the biopharmaceutical industry, as compared to more established industries. Because of the Company's current stage of development, the Committee emphasizes other indications of performance, such as the progress of the Company's research and development programs and corporate development activities, as well as the Company's success in securing capital sufficient to enable the Company to complete product development and achieve product revenues. These qualitative factors necessarily involve a subjective assessment by the Committee of corporate performance. Moreover, the Committee does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates Company and individual performance against that mix.

    Compensation for the Company's executive officers was most recently established by the Committee in July 1997 and reflected the performance of the Company and its executive officers for the period from April 1, 1996 through June 30, 1997. During this period, the Company made significant progress in several areas, and met or exceeded most of its performance goals and timing milestones. Among the significant events that occurred during this period were the following: marketing approval for the Company's first

------------------------

(1) This Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

product, VISTIDE-Registered Trademark- (cidofovir injection), in the U.S. and the European Union; establishment of a United States sales force in connection with the launch of VISTIDE; a collaboration with Pharmacia & Upjohn to market VISTIDE outside of the United States; a worldwide collaboration with F. Hoffmann-La Roche to develop and market GS 4104 for the treatment and prevention of viral influenza; rapid progress in the Company's four major clinical development programs: Preveon-TM- (adefovir dipivoxil) for HIV and AIDS, adefovir dipivoxil for hepatitis B, PMPA for HIV and AIDS and GS 4104 for influenza; and progress in the Company's research and preclinical development efforts. The Committee believes that the continued commitment and leadership of the Company's executive officers were important factors in the Company's achievements during this period.

    The Committee met in July 1997 to determine cash bonuses, stock option grants and base salary levels for the next year. Determinations of the amount of cash bonuses and stock option grants were based primarily on the Company's achievements described above, the Committee's determination of each officer's contributions to those achievements and the Committee's expectations regarding future performance. Recognizing the contributions made by Dr. Martin since he became President and Chief Executive Officer in April 1996, the Committee set his salary at $350,000 (a 12.9% increase from his previous salary), his cash bonus was $150,000 and his stock option grant was 75,000 shares. Similar factors accounted for the increase in base salaries, cash bonuses and stock option grants for Dr. Jaffe and Mr. Perry. Dr. Bird and Dr. Bischofberger became executive officers in January 1998, so their compensation was not set by the Committee. The Committee is scheduled to meet in July 1998 to determine compensation for the Named Executive Officers for the period July 1, 1998 to June 30, 1999.

                                          Gordon E. Moore, Chairman
                                          James M. Denny, Sr.
                                          Donald H. Rumsfeld

                     PERFORMANCE MEASUREMENT COMPARISON(1)

    The following graph compares total stockholder returns of the Company since its initial public offering of Common Stock on January 22, 1992 to two indices: the Nasdaq CRSP Total Return Index for the Nasdaq Stock Market (U.S. companies) (the "Nasdaq-US") and the Nasdaq Pharmaceutical Index (the "Nasdaq-Pharmaceutical"). The total return for the Company's stock and for each index assumes the reinvestment of dividends, although dividends have never been declared on the Company's stock, and is based on the returns of the component companies weighted according to their capitalizations as of the end of each monthly period. The Nasdaq-US tracks the aggregate price performance of equity securities of U.S. companies traded on the Nasdaq National Market (the "National Market"). The Nasdaq-Pharmaceutical tracks the aggregate price performance of equity securities of pharmaceutical companies traded on the National Market. The Company's Common Stock is traded on the National Market and is a component of both the Nasdaq-US and the Nasdaq-Pharmaceutical.

           COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT SINCE THE COMPANY'S INITIAL PUBLIC OFFERING ON JANUARY 22, 1992(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            NASDAQ

             Nasdaq US   Pharmaceutical     Gilead
1/22/92            100              100        100
6/30/92             93               73         82
12/31/92           113               83        128
6/30/93            117               63        109
12/31/93           130               74         80
6/30/94            118               53         57
12/31/94           127               56         63
6/30/95            158               70        118
12/29/95           179              102        213
6/28/96            203              103        168
12/31/96           220              102        167
6/30/97            246              105        184
12/31/97           270              106        255

------------------------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) Shows the cumulative total return on investment assuming an investment of $100 in each of the Company, the Nasdaq-US and the Nasdaq-Pharmaceutical on January 22, 1992. The cumulative total return on the Company's stock has been computed based on an initial price of $15.00 per share, the price at which the Company's shares were sold in its initial public offering on January 22, 1992.

                              CERTAIN TRANSACTIONS

    In November 1990, the Company entered into a Relocation Loan Agreement with John C. Martin, currently the Company's President and Chief Executive Officer. The principal amount of the loan is $100,000 with a term of ten years. The loan is non-interest bearing and 100% of the principal amount will be forgiven on a pro rata basis over years six through ten as long as Dr. Martin is still employed by the Company. In the event Dr. Martin ceases to be employed by the Company, the loan becomes interest-bearing and due within ninety days. The loan is secured by a deed of trust on Dr. Martin's residence. As of December 31, 1997, $60,000 was outstanding.

    In January 1992, the Company entered into a Loan Agreement with Howard S. Jaffe, currently the Company's Senior Vice President, Drug Development. The principal amount of the loan was $50,000, with a term of five years. The loan was non-interest bearing and 100% of the principal amount was forgiven on a pro-rata basis over the life of the loan. As of December 31, 1997, the entire loan amount had been forgiven, pursuant to its terms.

    In October 1994, the Company entered into a Loan Agreement with Mark L. Perry, currently the Company's Senior Vice President, Chief Financial Officer and General Counsel. The principal amount of the loan is $100,000 with a term of ten years. The loan is non-interest bearing and 50% of the principal amount will be forgiven on a pro rata basis over years six through ten as long as Mr. Perry is still employed by the Company. In the event Mr. Perry ceases to be employed by the Company, the loan becomes interest-bearing and due within sixty days. The loan is secured by a deed of trust on Mr. Perry's residence. As of December 31, 1997, the entire loan amount was outstanding.

    In October 1996 the Company entered into an agreement with Michael L. Riordan, who was then the Chairman of the Board of Directors. The agreement provided that effective October 1, 1996, Dr. Riordan became a part-time employee. Under the terms of the agreement, Dr. Riordan continued to perform the duties of Chairman of the Board for the period October 1, 1996 through December 31, 1996 and reduced his time commitment to the Company with a similar reduction in base salary. Commencing January 1, 1997 and continuing through December 31, 1998 Dr. Riordan will continue as a part-time employee, serving at the Chief Executive Officer's request and direction at times and for periods mutually agreed upon by Dr. Riordan and the Chief Executive Officer. During this period, Dr. Riordan will be paid a salary of $5,000 per month, will receive medical, dental, and other employee benefits offered by the Company to its full-time employees and his outstanding stock options will continue to vest. In addition, Dr. Riordan has agreed not to compete with the Company during this two-year period.

    The Company has entered into indemnity agreements with all of its officers (including the Named Executive Officers) and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Mark L. Perry

                                          Mark L. Perry
                                          SECRETARY

April 17, 1997

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, GILEAD SCIENCES, INC., 333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA 94404.

                                                                       EXHIBIT A

                             GILEAD SCIENCES, INC.
                             1991 STOCK OPTION PLAN
                           ADOPTED NOVEMBER 15, 1991
                             AMENDED APRIL 8, 1992
                             AMENDED APRIL 21, 1993
                            AMENDED OCTOBER 17, 1995
                     AMENDED AND RESTATED JANUARY 22, 1998
                       TERMINATION DATE: OCTOBER 31, 2001

1.  PURPOSES.

    (a) The Plan initially was adopted on November 15, 1991 and amended through October 17, 1995 (the "Initial Plan"). The Initial Plan hereby is amended and restated in its entirety effective as of January 22, 1998. The terms of the Plan (excluding the amended provision relating to the exercise price of Nonstatutory Stock Options) shall apply to all options granted pursuant to the Initial Plan.

    (b) The purpose of the Plan is to provide a means by which selected Employees and Directors of, and Consultants to, the Company and its Affiliates may be given an opportunity to purchase stock of the Company.

    (c) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees of or Consultants to the Company, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    (d) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.  DEFINITIONS.

    (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b) "BOARD" means the Board of Directors of the Company.

    (c) "CODE" means the Internal Revenue Code of 1986, as amended.

    (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (e) "COMPANY" means Gilead Sciences, Inc., a Delaware corporation.

    (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not otherwise compensated by the Company for their services as Directors. The term "Consultant" shall include a member of the Board of Directors of an Affiliate.

    (g) "CONTINUOUS SERVICE" (formerly designated as "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT") means that the Optionee's service with the Company or its Affiliates is not interrupted or terminated. The Optionee's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders service to the Company or its Affiliates or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant or Director of the Company or a member of the Board of Directors of an Affiliate will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave.

    (h) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

    (i) "DIRECTOR" means a member of the Board.

    (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

    (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

        (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

        (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the high bid and high asked prices for the common stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

       (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (o) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

    (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

    (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (r) "OPTION" means a stock option granted pursuant to the Plan.

    (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

    (t) "OPTIONED STOCK" means the common stock of the Company subject to an Option.

    (u) "OPTIONEE" means a person who holds an outstanding Option.

    (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    (w) "PLAN" means this 1991 Stock Option Plan.

    (x) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.  ADMINISTRATION.

    (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how the Option shall be granted; whether the Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

        (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

       (iii) To amend the Plan as provided in Section 11.

        (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

    (c) The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board. In the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Code Section 162(m), or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Within the scope of this authority, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.  SHARES SUBJECT TO THE PLAN.

    (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate Six Million Five Hundred Thousand (6,500,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to again become available for issuance under the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  ELIGIBILITY.

    (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.

    (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

    (c) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than Five Hundred Thousand (500,000) shares of the Company's common stock in any calendar year.

6.  OPTION PROVISIONS.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

    (b)  PRICE.

         (i) EXERCISE PRICE. The exercise price of each Incentive Stock Option and each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the Option on the date the Option is granted.

        (ii) NO AUTHORITY TO REPRICE. Without the consent of the stockholders of the Company, the Board shall have no authority to effect (a) the repricing of any outstanding Options under the Plan and/or (b) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock.

    (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

    (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option but not an Incentive Stock Option, may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

    (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances, or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such

Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

    (g) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Board, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, the Board shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

    (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Service terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Option Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

    (i) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (or such shorter period specified in the Option Agreement) (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to the Plan.

    (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

    (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.  COVENANTS OF THE COMPANY.

    (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.  USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.  MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Consultant of any Employee, Consultant or Optionee with or without cause.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year period pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options.

    (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, at the sole discretion of the Board and to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, (ii) the time during which such Options may be exercised shall be accelerated and the Options terminated if not exercised prior to such event, or
(iii) such Options shall continue in full force and effect.

11. AMENDMENT OF THE PLAN.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

        (i) Increase the number of shares reserved for options under the Plan;

        (ii) Effect (a) the repricing of any outstanding Options under the Plan and/or (b) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock;

       (iii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

        (iv) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
    Section 422 of the Code or to comply with the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

    (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

    (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 31, 2001. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the stockholders of the Company have approved the Plan.

                                                                       EXHIBIT B

                             GILEAD SCIENCES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                           ADOPTED NOVEMBER 15, 1991
                              AMENDED MAY 25, 1994
                     AMENDED AND RESTATED JANUARY 22, 1998

                      TERMINATION DATE: NOVEMBER 14, 2001

1.  PURPOSE.

    (a) The purpose of the Employee Stock Purchase Plan ("the Plan") is to provide a means by which employees of GILEAD SCIENCES, INC., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(c), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

    (b) Plan initially was adopted on November 15, 1991 and subsequently amended on May 25, 1994 (the "Initial Plan"). The Initial Plan hereby is amended and restated in its entirety effective as of January 22, 1998. The terms of the Initial Plan (other than the aggregate number of shares issuable thereunder) shall remain in effect and apply to all options granted pursuant to the Initial Plan.

    (c) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

    (d) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    (e) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.  ADMINISTRATION.

    (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

        (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

       (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iv) To amend the Plan as provided in paragraph 13.

        (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

    (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.  SHARES SUBJECT TO THE PLAN.

    Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million two hundred fifty thousand (1,250,000) shares of the Company's .001 par value common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  GRANT OF RIGHTS; OFFERING.

    The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.  ELIGIBILITY.

    (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is at least twenty (20) hours per week and at least five (5) months per calendar year.

    (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

        (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

        (ii) the Purchase Period (as defined below) for such right shall begin on its Offering Date and end coincident with the end of such Offering; and

       (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Purchase Period (as defined below) for such Offering, he or she will not receive any right under that Offering.

    (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

    (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

    (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.  RIGHTS; PURCHASE PRICE.

    (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with up to fifteen percent (15%) (or such lower percentage as the Board determines for a particular Offering) of such employee's Earnings (as defined in Section 7(a)) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no more than twenty-seven (27) months after the Offering Date (the "Purchase Period"). In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Exercise Date (as defined in the Offering), the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Exercise Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

    (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

    (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

        (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

        (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

7.  PARTICIPATION; WITHDRAWAL; TERMINATION.

    (a) An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to fifteen percent (15%) (or such lower percentage as the Board determines for a particular Offering) of such employee's Earnings during the Purchase Period. "Earnings" is defined as an employee's total compensation, including all salary, wages and other remuneration paid to an employee (including amounts elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), overtime pay, commissions, bonuses, profit sharing, any special payments for extraordinary services, provided, however, that the Board in its sole discretion may limit the above definition from time to time with respect to each Offering. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce, increase or begin such payroll deductions after the beginning of any Purchase Period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Purchase Period.

    (b) At any time during a Purchase Period a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Purchase Period. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest unless the terms of the Offering specifically so provide, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

    (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company or an Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest unless the terms of the Offering specifically so provide.

    (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.  EXERCISE.

    (a) On each exercise date, as defined in the relevant Offering (an "Exercise Date"), each participant's accumulated payroll deductions (without any increase for interest unless the terms of the Offering specifically so provide) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Exercise Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after said final Exercise Date, without interest unless the terms of the Offering specifically so provide. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Exercise Date of an Offering shall be distributed in full to the participant after such Exercise Date, without interest unless the terms of the Offering specifically so provide.

    (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on an Exercise Date of any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on said Exercise Date and all payroll deductions accumulated during the purchase period (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest unless the terms of the Offering specifically so provide.

    (c) Shares of stock of the Company that are purchased may be registered in the name of the participant or jointly in the name of the participant and his or her spouse as joint tenants with right of survivorship or community property.

9.  COVENANTS OF THE COMPANY.

    (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

    Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11. RIGHTS AS A STOCKHOLDER.

    A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until certificates representing such shares shall have been issued.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

    (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13. AMENDMENT OF THE PLAN.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

        (i) Increase the number of shares reserved for rights under the Plan;

        (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act of 1934, as amended ( the "Exchange Act")); or

       (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.

The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

    (b) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulations or to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14. DESIGNATION OF BENEFICIARY.

    (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

    (b) The participant may change such designation of beneficiary at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation or to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective as determined by the Board, but no rights granted under the Plan shall be exercised unless and until the stockholders of the Company have approved the Plan.

                         GILEAD SCIENCES, INC.
                PROXY SOLICITED BY THE BOARD OF DIRECTORS
                  FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MAY 27, 1998

The undersigned hereby appoints John C. Martin and Mark L. Perry, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gilead Sciences, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gilead Sciences, Inc. to be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, California on Wednesday, May 27, 1998 at 10:00 a.m., and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect directors to serve for the ensuing year and until their successors are elected:

/ / FOR all nominees listed below (except       / / WITHHOLD AUTHORITY to vote
    as marked to the contrary below).           for all nominees listed below.

NOMINEES: Etienne F. Davignon, James M. Denny, Sr., John C. Martin, Gordon E. Moore, Donald H. Rumsfeld, George P. Shultz

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S) BELOW:

                                                (CONTINUED ON OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2: To approve the Company's 1991 Stock Option Plan, as amended, to
(i) increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 800,000 shares, (ii) prohibit repricing of outstanding options without the consent of the stockholders, and (iii) prohibit the grant of any option at an exercise price less than fair market value of the Company's Common Stock on the date of grant.

               / / FOR    / / AGAINST    / / ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3: To approve the Company's Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 500,000 shares.

               / / FOR    / / AGAINST    / / ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

PROPOSAL 4: To ratify selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1998.

               / / FOR    / / AGAINST    / / ABSTAIN


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Please vote, date, sign and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.


SIGNATURE(S)____________________________________ DATED:__________________, 1998